SUPPLEMENT TO THE PROSPECTUSES

                     CREDIT SUISSE GLOBAL FIXED INCOME FUND

     The following information supersedes certain information in the fund's Prospectuses

     The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the fund. The current members of the team are Kevin D. Barry, John De Garis, Michael E. Gray, Sheila Huang, Richard Avidon and Philip Wubbena. Kevin D. Barry is the fund's lead manager. David N. Fisher is no longer a member of the team.

Dated: June 8, 2005                                               16-0605
                                                                  for
                                                                  WPBDF
                                                                  GFI-PRO-LOAD
                                                                  2005-017